UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2026

VOGENX, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-43441	86-3697324
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Vogenx, Inc. PO Box 19469 Raleigh, North Carolina	27619
(Address of principal executive offices)	(Zip Code)

(919) 659-5677

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	VOGX	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Ken Toombs as a Director

On September 21, 2026, the Board of Directors (“Board”) of Vogenx, Inc. (the “Company”) appointed Ken Toombs to the Board as a Class II director, to serve until the 2028 annual meeting of stockholders of the Company or until his successor is duly elected and qualified or until his earlier death, resignation or removal. The Board determined that Mr. Toombs qualifies as an “independent director” under the listing rules of the Nasdaq Stock Market and applicable rules and regulations of the Securities and Exchange Commission. In connection with his appointment, Mr. Toombs was also appointed to serve on the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee of the Board, and as Chair of the Audit Committee.

In connection with Mr. Toombs’s appointment to the Board, the Board also appointed Peter Pieraccini to serve as Chair of the Compensation Committee, effective September 21, 2026.

There are no arrangements or understandings between Mr. Toombs and any other person pursuant to which Mr. Toombs was selected as a director of the Company. There are no family relationships between Mr. Toombs and any director or executive officer of the Company. There are no transactions between Mr. Toombs and the Company that would require disclosure under Item 404(a) of Regulation S-K.

In connection with his appointment, Mr. Toombs entered into the Company’s standard form of Director and Officer Indemnification Agreement, the form of which was previously filed as Exhibit 10.4 to the Company’s Registration Statement on Form S-1 (File No. 333-297487) (“Registration Statement”) and is incorporated herein by reference.

Mr. Toombs will receive compensation for his service as a non-employee director in accordance with the Company’s Non-Employee Director Compensation Policy, a copy of which was previously filed as Exhibit 10.8 to the Registration Statement and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On September 22, 2026, the Company issued a press release announcing the appointment of Ken Toombs to the Board. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.]

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release, dated September 22, 2026, announcing the appointment of Ken Toombs to the Board of Directors
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vogenx, Inc.

Date: September 22, 2026	By:	/s/ James Green
	Name:	James Green
	Title:	Chief Executive Officer

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